EXHIBIT 10.1

                                                                [Execution Copy]




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                          AGREEMENT AND PLAN OF MERGER


                                   dated as of


                                 March 31, 2004


                                      among


                           NATURAL HEALTH TRENDS CORP.

                                MV MERGERCO, INC.

                                       and

                     MARKETVISION COMMUNICATIONS CORPORATION




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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of March 31, 2004 (this "Agreement"), is among NATURAL HEALTH TRENDS CORP., a Florida corporation ("NHTC"), MV MERGERCO, INC., a Delaware corporation ("MergerCo") and wholly-owned subsidiary of NHTC, and MARKETVISION COMMUNICATIONS CORPORATION, a Minnesota corporation (the "Company"), and evidences that, for and in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

                              ARTICLE I: THE MERGER

         SECTION 1.01. The Merger. (a) At the Effective Time (as defined in
Section 1.01(b)), Company shall be merged with and into MergerCo (such merger, the "Merger") in accordance with the General Corporation Law of the State of Delaware ("Delaware Law") and the Minnesota Business Corporation Act ("Minnesota Law"), whereupon the separate existence of the Company shall cease and MergerCo shall be the surviving corporation (the name of which shall be as provided in Section 2.01) (the "Surviving Corporation"). The Merger is and other transactions contemplated by this Agreement are hereinafter sometimes referred to as the "Transaction".

                  (b) As soon as practicable after the satisfaction or, to the extent permitted hereunder, waiver of the conditions to the Transaction, the Company and MergerCo shall file (i) a duly executed certificate of merger with respect to the Merger in the Office of the Secretary of State of the State of Delaware and make all other filings or recordings required by Delaware Law in connection with the Merger ,and (ii) articles of merger with the Minnesota Secretary of State and make all other filings or recordings required by Minnesota Law in connection with the Merger. The Merger shall be consummated and become effective at the latest of (i) such time as such certificate of merger is duly filed in the Office of the Secretary of State of the State of Delaware,
(ii) such time as such articles of merger are duly filed with the Minnesota Secretary of State, or (iii) at such later time as is specified in such certificate and articles of merger (as the case may be, the "Effective Time"). The closing of the Transaction (the "Closing") shall take place on the date of this Agreement (the "Closing Date") at the offices of NHTC, located at 12901 Hutton Drive, Dallas, Texas 75234, or at such other place as the parties shall mutually agree.

                  (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Company and MergerCo (hereinafter sometimes referred to as the "Constituent Corporations"); and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the

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Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of each of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. The foregoing shall not in any way limit the consequences and effects of the Merger provided under Minnesota Law and Delaware Law.

         SECTION 1.02. Conversion of Shares.  At the Effective Time:

                  (a) each share of capital stock of the Company held by the Company as treasury stock or owned by NHTC, MergerCo or other any subsidiary of NHTC immediately prior to the Effective Time, if any, shall automatically be cancelled, and no payment shall be made with respect thereto;

                  (b) each share of capital stock of MergerCo held by NHTC immediately prior to the Effective Time shall become an identical outstanding share of capital stock of the Surviving Corporation, and all such shares shall constitute the only outstanding shares of capital stock of the Surviving Corporation; and

                  (c) except as provided in subsection (a) of this Section 1.02, the outstanding shares of the Company's Common Stock, par value $.01 per share ("Company Common Stock") outstanding immediately prior to the Effective Time shall be automatically cancelled and converted into the right to receive:

                      (i) an aggregate of 690,000 shares of Common Stock, par value $.001 per share, of NHTC (such shares, the "Merger Shares"; and such class of Common Stock, the "NHTC Common Stock");

                      (ii) cash in the amount of $1,336,875, without any interest (the "Cash Consideration");

                      (iii) $1,336,875 aggregate principal amount promissory
              notes of NHTC having a maturity date of the earlier of (x) the consummation of a Qualified Capital Raise (as defined therein) and
              (y) six (6) months after the Closing Date and otherwise in the form of Exhibit A hereto (the "First 6-Month Note"); and

                      (iv) $1,000,000 aggregate principal amount promissory notes of NHTC having a maturity date of twenty-one (21) months after the Closing Date and otherwise in the form of Exhibit B hereto (the "21-Month Note"); and

                      (v) $866,528 aggregate principal amount promissory notes of NHTC having a maturity date of six (6) months after the Closing Date and otherwise in the form of Exhibit C hereto (the "Second 6-Month Note"; and collectively with the First 6-Month Note and 21-Month Note, the "Notes Consideration" or the "Promissory Notes").

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The Merger Shares, Cash Consideration and Notes Consideration are hereinafter sometimes collectively referred to as the "Merger Consideration". The Merger Consideration shall be allocated among the persons or entities holding shares of Company Common Stock to which Section 1.02(c) applies as set forth in Schedule A attached hereto. Notwithstanding the foregoing: (i) the Cash Consideration and principal amount of Notes Consideration that a holder of Company Common Stock would otherwise be entitled to receive as a result of the Merger shall be rounded up to the nearest whole dollar ($1.00), and (ii) no fractional shares of NHTC Common Stock shall be issued in the Merger and, instead, all fractional shares of NHTC Common Stock that a holder of Company Common Stock would otherwise be entitled to receive as a result of the Merger shall be rounded up to the next whole share.

         SECTION 1.03. Exchange of Shares. (a) It is a condition to NHTC's obligation to deliver the Merger Consideration payable in respect of any Company Common Stock that the holder thereof surrender for cancellation to the Surviving Corporation (or its agent for such purpose) the certificate or certificates representing such Company Common Stock, which surrender shall occur at the time and place of the Closing. Until so surrendered, each certificate representing shares of Company Common Stock to which Section 1.02(c) applies shall, from and after the Effective Time, represent for all purposes only the right to receive the Merger Consideration payable in respect thereof hereunder.

                  (b) After the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of capital stock of the Company which were outstanding immediately prior to the Effective Time.

         SECTION 1.04. Treatment of Company Stock Option Plans and Options. At the Effective Time: (i) each Company Option Plan (as hereinafter defined), if any, shall automatically terminate; and (ii) each option to purchase shares of capital stock of the Company (a "Company Option"), granted under any stock option plan or program (a "Company Option Plan") or under any so-called "stand-alone" option agreement, grant or award, outstanding immediately prior to the Effective Time, if any, shall automatically terminate and be cancelled for no consideration.

         SECTION 1.05. Dissenting Shares. The (x) approval of the Merger by all of the stockholders of the Company and (y) waiver by such stockholders of their right to dissent from the Merger in accordance with Section 302A.471 of Minnesota Law ("Appraisal Rights") are conditions to the obligations of NHTC and MergerCo to consummate the Transaction (see Section 5.01).

                      ARTICLE II: THE SURVIVING CORPORATION

         SECTION 2.01. Certificate of Incorporation. The certificate of incorporation of MergerCo in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law; provided that at the Effective Time such certificate of incorporation shall automatically be amended by deleting the words "MV MergerCo, Inc." each place (including the heading) such words appear therein and inserting, in lieu thereof, the words "MarketVision Communications Corporation".

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         SECTION 2.02. Bylaws. The bylaws of MergerCo in effect at the Effective
Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law; provided that at the Effective Time such bylaws shall automatically be amended by deleting the words "MV MergerCo, Inc." each place (including the heading) such words appear therein and inserting, in lieu thereof, the words "MarketVision Communications Corporation".

         SECTION 2.03. Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed in accordance with applicable law: (i) the directors of MergerCo at the Effective Time shall be the directors of the Surviving Corporation, and (ii) the officers of MergerCo at the Effective Time shall be the officers of the Surviving Corporation.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to NHTC and MergerCo (the "Acquirors") that:

         SECTION 3.01. Organization and Existence. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota. The Company has the full corporate power and authority to own and lease its properties and assets and to carry on its business as and where such properties and assets are now owned, leased and/or operated and such businesses is now conducted. The Company has heretofore made available to NHTC true, correct and complete copies of the certificates or articles of incorporation and bylaws (or equivalent governing instruments), each as amended to the date hereof, of the Company. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the properties and assets now owned and/or operated by it or the nature of the business now conducted by it requires it to be so licensed or qualified and in which the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities, capitalization, financial position, operations, results of operations or prospects of the Company, or on the ability of the Company to perform its obligations under this Agreement and/or to consummate the Transaction (a "Company Material Adverse Effect").

                  (b) The Company has no Subsidiaries. For the purposes of this Agreement, the term "Subsidiary" means, of any entity, any other entity the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors (or other persons performing similar functions) of which are directly or indirectly owned by such first entity.

         SECTION 3.02. Consents, Authorizations and Conflicts. (a) The Company has the full corporate power and authority to enter into this Agreement and each of the other agreements, instruments, certificates or other documents executed and delivered (or to be executed and delivered) by the Company in connection with this Agreement and/or the Transaction (collectively with the Agreement, the "Company Documents"). Neither the execution and delivery by the Company of this Agreement or any of the other Company Documents, nor the consummation by the Company of the Transaction, nor the performance by the Company of its other

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obligations hereunder or thereunder, require or will require any governmental authority or private party consent, waiver, approval, authorization or exemption (collectively, "Consents") or the giving of any notice ("Notice") applicable to the Company (as opposed to NHTC and MergerCo) except for: (i) the filing of a certificate of merger in accordance with Delaware Law and articles of Merger in accordance with Minnesota Law, (ii) the Consents contemplated by Article V to be obtained from the Board of Directors and stockholders of the Company, (iii) Consents that have been duly obtained and Notices that have been duly given on or before the date hereof, and (iv) Consents and Notices the failure to obtain (in the case of Consents) or give (in the case of Notices) can not reasonably be expected to have a Company Material Adverse Effect.

                  (b) At the Closing Date, this Agreement and each other Company Document will be duly authorized, executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance or similar laws of general application relating to or affecting the enforcement of creditors' rights. The execution and delivery by the Company of the Company Documents, the performance by the Company of its obligations thereunder, and the consummation of the Transaction, do not and will not contravene, conflict or be inconsistent with, result in a breach of, constitute a violation of or default under, or require or result in any right of acceleration or to create or impose any Lien (as defined in Section 3.05) under:
(i) the Company's certificate or articles of incorporation or bylaws, or (ii) except where such contravention, conflict, inconsistency, breach, violation, default, right or imposition can not reasonably be expected to have a Company Material Adverse Effect: (x) any Laws (as defined in Section 3.08) applicable or relating to the Company or any of the businesses or assets of the Company, or
(y) any Company Permit (as defined in Section 3.08) or Company Contract (as defined in Section 3.09).

         SECTION 3.03. Company Financial Statements. (a) The books of account and other financial and accounting records of the Company are, and during the respective periods covered by the Company Financial Statements (as hereinafter defined) were, correct and complete in all material respects, fairly and accurately reflect or reflected their respective income, expenses, assets and liabilities, including the nature thereof and the transactions giving rise thereto, and provide or provided a fair and accurate basis for the preparation of the Company Financial Statements. By no later than April 30, 2004, the Company will deliver to NHTC certain audited financial statements of the Company (the "Company Financial Statements"), including an audited balance sheet as of December 31, 2003 (the "Company Base Date"). The Company Financial Statements have been prepared in conformity with generally accepted accounting principals, consistently applied, and are correct and complete in all material respects, and fairly present the financial position of the Company as of the respective dates thereof and the results of its operations and cash flows for the periods covered thereby.

                  (b) The Company has no indebtedness, liabilities or obligations (absolute, contingent or otherwise) other than those: (i) that have been set forth or reserved against in the Company Financial Statements, (ii) incurred since the Company Base Date in the ordinary course of its business or otherwise consistent with recent past practice that are, individually and in the aggregate, of an immaterial nature and amount, and (iii) arising under Laws, Company Permits and/or Company Contracts Previously Disclosed (as hereinafter defined).

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                  (c) For purposes of this Article III, the term "Previously
Disclosed" means previously disclosed in writing (including in this Agreement and the Company Financial Statements) to NHTC or its representatives by the Company or any of its representatives.

         SECTION 3.04. Company Capitalization. The authorized capital stock of the Company consists of: (i) 40,000,000 shares of Company Common Stock, of which only 888,889 shares are issued and outstanding. All such outstanding shares are duly authorized, validly issued, fully paid and nonassessable shares of capital stock of the Company. There are no other issued, outstanding or existing: (A) securities convertible into or exchangeable for any shares of capital stock of the Company; (B) Company Options, warrants or other rights to purchase or subscribe for any shares of capital stock of the Company or for securities convertible into or exchangeable for any shares of capital stock of the Company; or (C) agreements or commitments of any kind or description relating to the issuance or purchase of any shares of capital stock of the Company, any such convertible or exchangeable securities or any such options, warrants or other rights, including any Company Option Plans.

         SECTION 3.05. Company Properties; Liens. The Company has good and marketable title to its real and personal property and assets, free and clear of all liens, security interests, mortgages, pledges, covenants, easements, encumbrances, defects in title, agreements and claims and rights of third parties ("Liens") other than the following ("Company Permitted Liens"): (i) Liens for taxes not yet due and payable; (ii) Liens imposed by Laws, such as banker's, warehousemen's, mechanic's and materialmen's liens, and other similar statutory or common law liens arising in the ordinary course of business; (iii) Liens arising out of pledges, bonds or deposits under worker's compensation laws, unemployment insurance, old age pension or other social security or retirement benefits or similar legislation and deposits securing obligations for self-insurance arrangements in connection with any of the foregoing; (iv) easements, rights of way, building restrictions, minor defects or irregularities in title and such other encumbrances or charges against property (real, personal or mixed) as are of a nature that do not in a materially adverse way affect the marketability of the same or interfere with the use thereof in the ordinary course of business as presently conducted; (v) Liens arising under Company Contracts Previously Disclosed; and (vi) Liens otherwise Previously Disclosed.

         SECTION 3.06. Company Intellectual Property Rights. (a) The Company has Previously Disclosed all (i) Intellectual Property Rights (as hereinafter defined) owned, licensed or used by the Company ("Company IP"), and (ii) all license and other agreements with respect to any of the foregoing. Except as set forth in Section 3.06 of the Disclosure Schedule attached hereto, there are no pending or threatened claims (x) against the Company or any stockholder or other affiliate thereof by any person or entity claiming any adverse right of ownership or use of any of the Company IP, or (y) that the Company is infringing upon any rights in or to the Intellectual Property Rights of any other person or entity; and, to the knowledge of the Company, no valid basis for any such claim exists.

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                  (b) Except as set forth in Section 3.06 of the Disclosure
Schedule attached hereto: to the knowledge of the Company, the Company has unrestricted and exclusive rights in and to the Company's proprietary software and related Documentation (the "MarketVision Software") that is (without limitation) sufficient to grant an unrestricted, perpetual, worldwide, right and license to use, exploit, sublicense and improve the same to NHTC and its Subsidiaries. From and after the Closing Date and Effective Time, NHTC, the Surviving Corporation and all other subsidiaries of NHTC shall have the unrestricted, perpetual, worldwide, right and license to use, exploit, sublicense and improve the MarketVision Software (except to the extent otherwise provided in the MarketVision Software License Agreement (as defined in Section 5.02(j) below)). There are no licensees or other users of the MarketVision Software other than the Company and NHTC and its Subsidiaries. The Company has the right and license to use, pursuant to third party software license agreements, all third party software used in connection with, and as incorporated into, the MarketVision Software or in conducting the Company's own business and all use of each of such licensed third party software programs by the Company has been in compliance with the respective license agreements. Prior to the date hereof the Company made available to NHTC or its representatives all existing Documentation with respect to the MarketVision Software. Such
Documentation: (i) has at all times been maintained in strict confidence by the Company, except for disclosures made to NHTC and its subsidiaries, affiliates and employees (ii) has been disclosed by the Company only to employees having a "need to know" the contents thereof in connection with the performance of their duties to the Company or NHTC and its Subsidiaries and (iii) has not been disclosed to any third party, except as otherwise allowed pursuant to any third party license agreements. Except with respect to demonstration or trial copies, no portion of the MarketVision Software contains any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" or other software routines or hardware components designed to permit unauthorized access; to disable software, hardware, or data; or to perform any other such similar actions.

                  (c) All personnel, including employees, agents, consultants, and contractors (each, a "Contributor"), who have contributed to or participated in the conception and development of MarketVision Software have executed nondisclosure agreements with the Company, and either (l) are party to a written agreement with the Company that has accorded the Company full, effective, exclusive and original ownership of all of that Contributor's Intellectual Property Rights relating to the MarketVision Software, or (2) have executed appropriate instruments of assignment conveying to the Company the Company full, effective, and exclusive ownership of all that Contributor's Intellectual Property Rights relating to the MarketVision Software.

                  (d) For purposes of this Agreement, the term: (i) "Intellectual Property Rights" means all registered and unregistered trademarks, trademark applications, service marks, trade names, patents, patent applications, copyrights, copyright applications, computer software, programs and source codes, written technical information, logos and all other confidential, and proprietary information, know-how and intellectual property rights, whether patentable or unpatentable, registered or unregistered, and all goodwill and all the rights and claims associated with any of the foregoing, and
(ii) "Documentation" means, with respect to a software program, the source code (with comments, as may exist), as well as any pertinent commentary or explanation prepared by or the property of the Company or any of its stockholders to render such materials understandable by a trained computer programmer with knowledge of the direct selling industry, any programs

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(including compilers), "workbenches," tools and higher level (or "proprietary")
language necessary for the development, maintenance and implementation of the software program, and any and all prepared and deliverable materials relating to the software program, including without limitation all notes, flow charts, programmer's or user's manuals.

         SECTION 3.07. Company Insurance. The Company has Previously Disclosed all information requested by NHTC with respect to any insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company. There are no material claims pending under any such policies or material disputes with underwriters, and all premiums due and payable thereunder have been paid. There are no pending or threatened terminations with respect to any such policies, and the Company is in compliance in all material respects with all conditions contained therein. All such policies are in full force and effect.

         SECTION 3.08. Company Litigation and Compliance. Except as Previously Disclosed or (in the case of the following clauses (i)(x), (iii) and (iv) only) where such events or circumstances can not reasonably be expected to have a Company Material Adverse Effect: (i) there are no governmental authority or private party actions, suits, claims, proceedings or investigations pending or threatened against the Company or any stockholder thereof: (w) relating to the Company or any properties or assets now or previously owned, leased, licensed or operated by the Company, (y) which questions or challenges the validity of this Agreement or any other Company Document or any action taken or to be taken by the Company or any stockholder thereof pursuant thereto, or (z) which questions or challenges the Company's right, title or interest in or to any of its properties or assets, including the MarketVision Software; (ii) the Company is not the subject of any judgment, order or decree of any governmental authority, court or arbitrator; (iii) the Company is in compliance with all federal, state, local and foreign laws, statutes, ordinances, codes, judgments, orders, decrees, directives, rules and regulations of any governmental authority, court or arbitrator ("Laws") applicable or relating to its businesses, properties or assets, including all Laws regulating, relating to or imposing liability or standards of conduct relating to environmental matters or the protection of human health or the environment ("Environmental Laws"); and (iv) the Company has obtained all governmental licenses, permits, rights, privileges, registrations, exemptions, required reports, franchises, authorizations and other consents which are required under any applicable Laws ("Permits") to own and/or operate its businesses, properties, assets and operations ("Company Permits"). All Company Permits are valid and in full force and effect, and there exists no default or violation by the Company under any Company Permit which could reasonably be expected to have a Company Material Adverse Effect.

         SECTION 3.09. Company Contracts. (a) The Company has Previously Disclosed all Company Contracts existing on the date hereof, and provided to NHTC or its representatives true, complete and correct copies of all Company Contracts requested to be reviewed by any of them. Except where such event or circumstance can not reasonably be expected to have a Company Material Adverse
Effect: (i) all Company Contracts are in full force and effect in accordance with the written terms thereof, and there are no outstanding defaults by the Company or any other party under any Company Contract, (ii) no event, act or omission has occurred which has resulted, or (with or without notice, the passage of time or both) could reasonably be expected to result, in a default

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under any Company Contract, and (iii) no other party to any Company Contract has asserted the right, and no such party has any right, to renegotiate or modify the terms or conditions of any Company Contract.

                  (b) For purposes of this Agreement, the term: (i) "Contract" means any contract, agreement, instrument, undertaking, bid, commitment or arrangement, written or oral, of any kind or description whatsoever, including without limitation all leases (of real or personal property), licenses, indentures, credit agreements, debt instruments, guarantees, mortgages, security agreements, joint venture agreements, company or business acquisition or disposition agreements, concession agreements, management agreements, consulting agreements, employment agreements, powers of attorney, agency agreements, equipment purchase orders, customer purchase orders, supply orders, indemnity agreements, and agreements or covenants not to compete; and (ii) the term "Company Contract" means any Contract to which the Company is a party or by which its businesses, properties, assets or operations are subject or bound.

         SECTION 3.10. Company Taxes. (a) The Company has filed all Tax (as hereinafter defined) returns required to be filed by it, which returns are complete and correct in all material respects, and the Company is not in default in the payment of any Taxes which were payable pursuant to said returns, except where the failure to so file or such default can not reasonably be expected to have a Company Material Adverse Effect. The Company has not, since its inceptions, been a United States real property holding corporation within the meaning of Section 897(c)(2) of the U.S. Internal Revenue Code, as amended (the "Code"). As of the Company Base Date, the Company has paid or accrued on its books and records all liability for Taxes with respect to all periods or portions thereof ending on or before such date. For the period from the Company Base Date through the Closing Date, the Company has not incurred any liability for Taxes other than Taxes arising in the ordinary course of business with respect to such period. The Company: (i) is not under audit, examination or review by any taxing authority nor has any such audit, examination or review been threatened; (ii) has not received notice of any proposed or actual assessment or deficiency with respect to Taxes; and (iii) has not extended the statute of limitation with respect to the assessment or collection of any Taxes.

                  (b) For purposes of this Agreement, the terms "Tax" or "Taxes" mean all taxes, charges, levies and other like assessments, including without limitation all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, capital, payroll, employment, excise, stamp, property or other taxes, together with any interest and any penalties, additions to tax or additional amounts imposed by any federal, state, local or foreign governmental authority.

         SECTION 3.11. Company Employee Plans. (a) There is no, and has not been for the five-year period preceding the Closing Date Time any, "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which (x) is or was subject to any provision of ERISA, and (y) is or was maintained, administered or contributed to by the Company or any ERISA Affiliate (as defined below) thereof that covers any employee or former employee of the Company or any ERISA Affiliate thereof or under which the Company or any such ERISA Affiliate thereof has any liability.

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                  (b) For purposes of this Agreement, the term "ERISA Affiliate"
means, of any person or entity, any other person or entity which is a member of a controlled group of corporations with such person (within the meaning of Section 414(b), 414(c) or 414(m) of the Code).

         SECTION 3.12. Absence of Certain Changes. Since the Company Base Date, except as (x) Previously Disclosed, (y) permitted under this Agreement or (z) otherwise consented to by NHTC, the Company has conducted its business only in the ordinary course and/or otherwise consistent with recent past practice. Without intending to limit the generality of the foregoing, the Company has not:
(i) entered into or completed any transaction or Company Contract, or amended or terminated any transaction or Company Contract (other than with NHTC or its affiliates), (ii) cancelled or waived any claim or right of substantial value; or (iii) sold, assigned, transferred, licensed or otherwise disposed of, encumbered, permitted to lapse, or suffered any Lien (other than Company Permitted Liens) on or with respect to, any of its properties or assets.

         SECTION 3.13. Company Bank Accounts. The Company has Previously Disclosed a true, complete and correct list of the names and locations of all banks, brokers, depositories and other financial institutions in which the Company thereof has an account or safe deposit box, including all relevant account titles, account numbers and the identity of persons authorized to withdraw funds (or other items) therefrom.

         SECTION 3.14. Other Information. The representations and warranties set forth in this Article III, and all documents and other information with respect to the Company (x) required to be supplied to NHTC or any of its representatives pursuant to or in connection with this Agreement or (y) otherwise supplied to NHTC or any representative thereof by or on behalf of the Company, stockholder or affiliate thereof, when taken as a whole: (i) are and will be true, complete and correct in all material respects; and (ii) do not and will not contain any statement which is false or misleading with respect to a material fact, or omit to state a material fact necessary in order to make the statements therein not false or misleading.

           ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF THE ACQUIRORS

         The Acquirors hereby represent and warrant to the Company that:

         SECTION 4.01. Organization and Existence. (a) NHTC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida. MergerCo is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of NHTC and its Subsidiaries has the full corporate power and authority to own and lease their respective properties and assets and to carry on their respective businesses as and where such properties and assets are now owned, leased and/or operated and such businesses are now conducted. NHTC has heretofore made available to the Company true, correct and complete copies of its and MergerCo's respective certificates or articles of incorporation and bylaws, each as amended to the date hereof. Each of NHTC and MergerCo are duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the properties and assets now owned and/or operated by it or the nature of the business now conducted by it requires it to be so licensed or qualified and in which the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, assets, liabilities, capitalization, financial position, operations, results of operations or prospects of NHTC and its Subsidiaries, taken as a whole, or on the ability of NHTC and MergerCo to perform their respective obligations under this Agreement and/or to consummate the Transaction (an "Acquiror Material Adverse Effect").

                  (b) MergerCo is a corporation recently formed to effect the Transaction and has no substantial assets or liabilities other than those arising under this Agreement.

         SECTION 4.02. Consents, Authorizations and Conflicts. (a) Each Acquiror has the full corporate power and authority to enter into this Agreement and each of the other agreements, instruments, certificates or other documents executed and delivered (or to be executed and delivered) by such Acquiror in connection with this Agreement and/or the Transaction (collectively with the Agreement, the "Acquiror Documents"). Neither the execution and delivery by the Acquirors of this Agreement or any of the other Acquiror Documents, nor the consummation by the Acquirors of the Transaction, nor the performance by the Acquirors of their other obligations hereunder or thereunder, require or will require any Consent or any Notice applicable to the Acquirors (as opposed to the Company) except for: (i) the filing of a certificate of merger in accordance with Delaware Law and articles of Merger in accordance with Minnesota Law, (ii) the Consents contemplated by Article V to be obtained from (x) the Board of Directors of NHTC, and (y) the Board of Directors and stockholders of MergerCo, (iii) Consents that have been duly obtained and Notices that have been duly given on or before the date hereof, and (iv) Consents and Notices the failure to obtain (in the case of Consents) or give (in the case of Notices) can not reasonably be expected to have an Acquiror Material Adverse Effect.

                  (b) At the Closing Date, this Agreement and each other Acquiror Document will be duly authorized, executed and delivered by the Acquiror(s) party thereto and will constitute the legal, valid and binding obligations of such Acquiror(s) enforceable against such Acquiror(s) in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance or similar laws of general application relating to or affecting the enforcement of creditors' rights. The execution and delivery by the Acquirors of the Acquiror Documents to which they are (or are to be) respectively a party, the performance by the Acquirors of their respective obligations thereunder, and the consummation of the Transaction, do not and will not contravene, conflict or be inconsistent with, result in a breach of, constitute a violation of or default under, or require or result in any right of acceleration or to create or impose any Lien under: (i) either Acquiror's certificate or articles of incorporation or bylaws, or (ii) except where such contravention, conflict, inconsistency, breach, violation, default, right or imposition can not reasonably be expected to have an Acquiror Material Adverse Effect: (x) any Laws applicable or relating to NHTC or any Subsidiary thereof or any of the businesses or assets of NHTC or any Subsidiary thereof, (y) any NHTC Permit (as defined in Section 4.04) or any Subsidiary thereof, or (z) any Contract to which NHTC or any Subsidiary thereof is a party or by which any of their respective businesses, properties, assets or operations are subject or bound.

         SECTION 4.03. NHTC Capitalization (a) The authorized capital stock of NHTC consists of: (i) 500,000,000 shares of NHTC Common Stock, of which approximately 4,756,800 shares are issued and outstanding and approximately 1,332,000 shares are (formally or informally) reserved for issuance upon exercise of options, warrants or other rights to purchase or subscribe for shares of NHTC Common Stock, and (ii) 1,500,000 shares of shares of preferred stock, par value $1,000 per share, no shares of which are issued and outstanding. All such outstanding shares are duly authorized, validly issued, fully paid and nonassessable shares of NHTC Common Stock, with no personal liability attaching to the ownership thereof. Upon the issuance and delivery thereof in accordance with the terms of this Agreement, the Merger Shares will constitute duly authorized, validly issued, fully paid and nonassessable shares of NHTC Common Stock.

                  (b) MergerCo is a wholly owned Subsidiary of NHTC.

         SECTION 4.04. NHTC Litigation and Compliance. (a) Except as Previously Disclosed (as defined below) or (in the case of the following clauses (i)(x), (ii) (iii) and (iv) only) where such events or circumstances can not reasonably be expected to have an Acquiror Material Adverse Effect: (i) there are no governmental authority or private party actions, suits, claims, proceedings or investigations pending or threatened against NHTC or any Subsidiary thereof: (x) relating to either NHTC, any Subsidiary thereof or any properties or assets now or previously owned, leased or operated by NHTC or any Subsidiary thereof, or
(y) which questions or challenges the validity of this Agreement or any other Acquiror Document or any action taken or to be taken by either Acquiror pursuant thereto; (ii) neither NHTC nor any Subsidiary thereof is the subject of any judgment, order or decree of any governmental authority, court or arbitrator;
(iii) NHTC and each of its Subsidiaries is in compliance with all Laws applicable or relating to their respective businesses, properties or assets, including Environmental Laws; and (iv) NHTC and each Subsidiary thereof has obtained all Permits to own and/or operate their respective businesses, properties, assets and operations ("NHTC Permits"). All NHTC Permits are valid and in full force and effect, and there exists no default or violation by NHTC or any Subsidiary thereof under any NHTC Permit which could reasonably be expected to have an Acquiror Material Adverse Effect.

                  (b) For purposes of this Article IV, the term "Previously Disclosed" means previously (i) disclosed in writing (including in this Agreement) to the Company or its representatives by NHTC or any of its representatives, or (ii) disclosed in publicly-available filings made by NHTC with the U.S. Securities and Exchange Commission.

         SECTION 4.05. Absence of Certain Changes. Since December 31, 2003, there has been no material adverse change in the condition (financial or otherwise), business, properties, assets, liabilities, capitalization, financial position, operations, results of operations or prospects of NHTC and its Subsidiaries, taken as a whole, or on the ability of NHTC and MergerCo to perform their obligations under this Agreement and to consummate the Transaction.

                    ARTICLE V: CONDITIONS TO THE TRANSACTION

         SECTION 5.01. Conditions to the Obligations of All Parties The obligations of NHTC, MergerCo and the Company to consummate the Transaction are subject to the satisfaction of the following conditions:

                  (a) Corporate Authorizations. The Board of Directors and stockholders of the Company shall have authorized and adopted this Agreement and approved the Merger. All stockholders of the Company shall have waived their Appraisal Rights with respect to the Merger. The Board of Directors of NHTC shall have authorized and adopted this Agreement and approved the Merger . The Board of Directors of MergerCo, and NHTC, as the sole stockholder of MergerCo, shall have authorized and adopted this Agreement and approved the Merger. All of the foregoing authorizations and approvals shall be in full force and effect as of the Closing Date.

                  (b) Certificate and Articles of Merger. The Constituent Corporations shall have duly executed and filed (i) in the Office of the Secretary of State of the State of Delaware a certificate of merger in order to consummate and effect the Merger and (ii) with the Secretary of State of the State of Minnesota articles of merger in order to consummate and effect the Merger, each in form and substance reasonably satisfactory to the parties hereto (or their counsel), and the parties shall have received evidence reasonably satisfactory to them that the Merger shall have become effective under Delaware Law and Minnesota Law.

         SECTION 5.02. Conditions to Obligations of the Acquirors. The obligation of the Acquirors to consummate the Transaction is subject to the satisfaction of the following further conditions, each of which may be waived by either or both of the Acquirors.

                  (a) Representations and Warranties; Performance of Obligations. The representations and warranties of the Company set forth in
Article III shall be true and correct in all material respects on the Closing Date. The Company shall have performed the agreements and obligations required to be performed by it under this Agreement prior to the Closing Date. The Company shall have delivered to the Acquirors a certificate signed by an executive officer thereof certifying to its compliance with the foregoing, in form and substance reasonably satisfactory to the Acquirors (or their counsel).

                  (b) Charter, Bylaws, etc. The Company shall have delivered to the Acquirors a certificate signed by its sole officer certifying to: (i) a true, correct and complete copy of the Company's certificate or articles of incorporation, (ii) a true, correct and complete copy of the Company's bylaws,
(iii) a true, correct and complete copy of all Company Board of Directors and stockholder resolutions adopted in connection with this Agreement and/or the Transaction, and (iv) the identity and signature of its officer or officers who shall have executed this Agreement or any other Company Document on or before the Closing Date.

                  (c) Consents and Notices. All Consents and Notices (in addition to those provided for in Section 5.01) which may be necessary or appropriate in order for the Acquirors to consummate the Transaction and/or to continue in effect, and to assure that the Surviving Corporation shall be entitled to have and enjoy, all of the benefits of the Company Contracts, Company Permits, Company IP and the properties and assets of the Company after the Effective Time shall have been duly obtained (in the case of Consents) or given (in the case of Notices) and shall be unconditional and in full force and effect.

                  (d) Legal Restraints. There shall not have been proposed or enacted any Laws, or any change in any existing Laws, which prohibits or delays, or threatens to prohibit or delay, the consummation of the Transaction. No action, suit, claim or proceeding shall have been commenced or threatened by any governmental authority or private party: (i) seeking to restrain, enjoin or hinder, or seeking damages from the Acquirors or any Subsidiary, stockholder or affiliate thereof on account of the consummation of, the Transaction, or challenging any of the terms or provisions of this Agreement (including the amount of Merger Consideration, or the allocation thereof among the stockholders of the Company), or (ii) which could reasonably be expected to have a Company Material Adverse Effect or Acquiror Material Adverse Effect. No judgment, injunction, order or decree of any court or arbitrator of competent jurisdiction or any governmental or regulatory body, agency, official or authority, shall have been entered or issued: (i) to restrain, enjoin or hinder, or to obtain damages from the Acquirors or any Subsidiary, stockholder or affiliate thereof on account of the consummation of, the Transaction, or challenging any of the terms or provisions of this Agreement (including the amount of Merger Consideration, or the allocation thereof among the stockholders of the Company), or (ii) which could reasonably be expected to have a Company Material Adverse Effect or Acquiror Material Adverse Effect.

                  (e) Company Common Stock Certificates. All original certificates representing outstanding shares of Company Common Stock immediately prior to the effective time shall have been delivered to the Acquirors for cancellation, and shall be duly endorsed in blank by the registered holder thereof or accompanied by a stock power duly executed in blank by such holder..

                  (f) Stockholders Agreement. The stockholders of the Company immediately prior to the Effective Time, and any other persons to whom any such stockholders may have assigned or otherwise transferred his right to receive Merger Consideration (each, a "Merger Consideration Recipient") shall have executed and delivered a Stockholders Agreement (1) with respect to certain (i) put rights, rights of first refusal, "piggyback" registration rights, and voting obligations, (ii) voting obligations with respect to the Merger Shares, and
(iii) indemnification obligations on the part of such stockholders in the event that the Company shall have breached any of its representations, warranties, covenants or agreements set forth herein, and (2) otherwise in form and substance satisfactory to NHTC and such stockholders (the "Stockholders Agreement").

                  (g) IRS Forms W-9 and W-8. Each Merger Consideration Recipient shall have completed, executed and delivered to the Acquirors an IRS Form W-9.

                  (h) JCavanaugh and JLandry Agreements. John Cavanaugh ("JCavanaugh") and Jason Landry ("JLandry") shall have executed and delivered to: (i) the Surviving Corporation (x) the Employment Agreements (as defined in
Section 5.03(h)), and (y) as either a constituent part of such Employment Agreements or by separate agreement, non-competition and non-solicitation agreements in form and substance acceptable to such parties, and (ii) NHTC the

NQO Agreements (as defined in Section 5.03(i)). The non-competition and non-solicitation undertakings of JCavanaugh and JLandry contemplated by the foregoing clause (ii) constitute material inducements to the Acquirors' participation in the Transaction and a material part of the consideration hereunder flowing to such parties.

                  (i) Assignment of Rights to MarketVision Software. Each Contributor who have contributed to or participated in the conception and development of MarketVision Software that are not party to a written agreement with the Company that has accorded the Company full, effective, exclusive and original ownership of all Intellectual Property Rights relating to the MarketVision Software, shall have executed and delivered to the Company appropriate instruments of assignment conveying to the Company, for no additional consideration, full, effective, and exclusive ownership of all that Contributor's Intellectual Property Rights relating to the MarketVision Software.

                  (j) License of MarketVision Software. The Company and an entity the majority of whose voting interests are owned by certain stockholders of the Company prior to the Effective Time (the "Stockholder Entity") shall have executed and delivered a License Agreement among NHTC, the Company and such Stockholder Entity granting certain rights to the MarketVision Software to the Stockholder Entity both prior to and subsequent to a payment default under the First 6-Month Note, 21-Month Note or Second 6-Month Note, or if the market price of the NHTC Common Stock falls below certain levels for a certain period of time after the Closing Date, which agreement shall be in form and substance satisfactory to NHTC and the Stockholder Entity (the "MarketVision Software License Agreement").

                  (k) Other Matters. The Company and stockholders of the Company shall have furnished or caused to be furnished to the Acquirors, in form and substance reasonably satisfactory to the Acquirors (or their counsel), such other certificates and evidences as the Acquirors may reasonably request as to the satisfaction of the conditions contained in Section 5.01 or 5.02.

         SECTION 5.03. Conditions to Obligations of the Company. The obligation of the Company to consummate the Transaction is subject to the satisfaction of the following further conditions, each of which may be waived by the Company.

                  (a) Representations and Warranties; Performance of Obligations. The representations and warranties of the Acquirors set forth in
Article IV shall be true and correct in all material respects on the Closing Date. The Acquirors shall have performed the agreements and obligations required to be performed by them under this Agreement prior to the Closing Date. The Acquirors shall have delivered to the Company a certificate signed by an executive officer thereof certifying to their compliance with the foregoing, in form and substance reasonably satisfactory to the Company (or its counsel).

                  (b) Charter, Bylaws, etc. Each Acquiror shall have delivered to the Company a certificate signed by two or more of its officers certifying to: (i) a true, correct and complete copy of such Acquiror's certificate or articles of incorporation, (ii) a true, correct and complete copy of such Acquiror's bylaws, (iii) a true, correct and complete copy of all resolutions adopted by the Board of Directors and (in the case of MergerCo) stockholder of such Acquiror in connection with this Agreement and/or the Transaction, and (iv) the identity and signature of its officer or officers who shall have executed this Agreement or any other Acquiror Document on its behalf on or before the Closing Date.

                  (c) Consents and Notices. All Consents and Notices (in addition to those provided for in Section 5.01) which may be necessary or appropriate in order for the Company to consummate the Transaction shall have been duly obtained (in the case of Consents) or given (in the case of Notices) and shall be unconditional and in full force and effect.

                  (d) Legal Restraints. There shall not have been proposed or enacted any Laws, or any change in any existing Laws, which prohibits or delays, or threatens to prohibit or delay, the consummation of the Transaction or which could reasonably be expected to have an Acquiror Material Adverse Effect. No action, suit, claim or proceeding shall have been commenced or threatened by any governmental authority or private party: (i) seeking to restrain, enjoin or hinder, or seeking damages from any stockholder or affiliate of the Company on account of the consummation of, the Transaction, or challenging any of the terms or provisions of this Agreement (including the amount of Merger Consideration, or the allocation thereof among the stockholders of the Company), or (ii) which could reasonably be expected to have an Acquiror Material Adverse Effect or Company Material Adverse Effect. No judgment, injunction, order or decree of any court or arbitrator of competent jurisdiction or any governmental or regulatory body, agency, official or authority, shall have been entered or issued: (i) to restrain, enjoin or hinder, or to obtain damages from any stockholder or affiliate of the Company on account of the consummation of, the Transaction, or challenging any of the terms or provisions of this Agreement (including the amount of Merger Consideration, or the allocation thereof among the stockholders of the Company), or (ii) which could reasonably be expected to have an Acquiror Material Adverse Effect or Company Material Adverse Effect.

                  (e) Dividend of Excess Cash. The Company shall have declared and paid to the stockholders of the Company as of the relevant record date thereof an amount equal to: (i) all cash on hand standing to the credit of the Company on the Closing Date less (ii) an amount equal to the legal, professional and other fees, costs and expenses incurred by the Company or its stockholders in connection with this Agreement and/or the Transaction. The Surviving Corporation shall pay (i) on the Closing Date all such unpaid fees, costs and expenses invoiced on or prior to the Closing date, and (ii) after receipt of a proper invoice therefor, any remaining such fees, costs and expenses.

                  (f) Merger Consideration. NHTC shall have delivered to each Merger Consideration Recipient (i) duly executed and completed certificates representing the number of Merger Shares, (ii) payment of the amount of Cash Consideration, and (iii) a duly executed and completed original First 6-Month Note, 21-Month Note and Second 6-Month Note, each dated the Closing Date in the appropriate original principal amount, as shall be deliverable or payable to such Merger Consideration Recipient under Section 1.02(c). The Certificates representing the Merger Shares shall not be registered under the Securities Act of 1933, as amended, and shall be accordingly legended as provided in the Stockholders Agreement.

                  (g) Stockholders Agreement. NHTC shall have executed and delivered the Stockholders Agreement.

                  (h) Employment Agreements. The Surviving Corporation shall have executed and delivered to each of JCavanaugh and JLandry an employment agreement in form and substance acceptable to such parties ("Employment Agreements").

                  (i) Non-Qualified Options. NHTC (i) shall have granted to JCavanaugh and JLandry non-qualified stock options to purchase 253,580 restricted shares and 56,420 restricted shares (respectively) of NHTC Common Stock at an exercise price equal to $18.11 per share, and (ii) shall have executed and delivered to such persons Non-Qualified Stock Option Agreements in form and substance reasonably satisfactory to such parties ("NQO Agreements").

                  (j) License Agreement. NHTC and the Company shall have executed and delivered the MarketVision Software License Agreement.

                  (k) Home Computers. The Company shall have transferred ownership of the currently Company-owned personal computers located in the homes of JCavanaugh and JLandry to such persons.

                  (l) Other Matters. The Acquirors shall have furnished or caused to be furnished to the Company, in form and substance reasonably satisfactory to the Company (or its counsel), such other certificates and evidences as the Company may reasonably request as to the satisfaction of the conditions contained in Section 5.01 or 5.03.

                            ARTICLE VI: MISCELLANEOUS

         SECTION 6.01. Transitional Arrangements. The parties shall use their reasonable best efforts to agree upon an operating and capital budget for the Surviving Corporation on or prior to April 30, 2004. The management of all corporate functions of the Surviving Corporation, such as finance, accounting, legal, income and sales tax filings, payroll, trade payables, group health and commercial insurance, shall be moved from the Company's current address to NHTC's corporate headquarters in Dallas within 90 days after the Closing Date.

         SECTION 6.02. Further Assurances. From and after the Closing Date, the officers of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of each Constituent Corporation, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of each Constituent Corporation, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Constituent Corporations acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

         SECTION 6.03. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given, if to either Acquiror, to:
                       [c/o]   Natural Health Trends Corp. 12901 Hutton
                               Drive Dallas, Texas 75234 Attention: Mark
                               Woodburn Facsimile: (972) 243-5428
                               Telephone: (972) 241-4080

                  with a copy to:
                               Brown Rudnick Berlack Israels LLP
                               120 West 45th Street
                               New York, New York  10036
                               Attention: Alan Forman, Esq./Claude A. Baum, Esq.
                               Facsimile: (212) 704-0196
                               Telephone: (212) 704-0100

              if to the Company, to:
                               MarketVision Communications Corp.
                               7034 Willow Creek Road
                               Eden Prairie, MN  55344
                               Attention:  John Cavanaugh
                               Facsimile: (952) 943-9541
                               Telephone: (952) 943-9541

                  with a copy to:
                               Fredrikson & Byron
                               4000 Pillsbury Center
                               200 South Sixth Street
                               Minneapolis, Minnesota  55402
                               Attention: John J. Erhart, Esq.
                               Facsimile: (612) 492-7077
                               Telephone: (612) 492-7035

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate confirmation or answerback is received or (ii) if given by any other means, when delivered at the address specified in this Section.

         SECTION 6.04. Survival of Representations and Warranties, etc. The representations, warranties, covenants and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall survive the Closing Date and Effective Time.

         SECTION 6.05. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party hereto or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided that after the adoption of this Agreement by the stockholders of the Company no such amendment or waiver shall, without the further approval of such stockholders, alter or change (i) the amount or kind of consideration to be received in exchange for any shares of capital stock of the Company, (ii) any term of the certificate of incorporation of the Surviving Corporation or (iii) any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of the Company.

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 6.06. Expenses. Each party hereto shall bear its own legal fees, accountants' fees and other costs and expenses with respect to the negotiation, execution and the delivery of this Agreement and the consummation of the Transaction. Such fees, costs and expenses of the Company or its stockholders may be paid in accordance with Section 5.03(e).

         SECTION 6.07. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto; provided that any or all rights of any party to receive the performance of the obligations of the other parties hereunder (but not any obligations of any party hereunder) and rights to assert claims against the other parties in respect of breaches of representations, warranties, covenants or agreements may be assigned as collateral to any person or entity extending credit to such party or any of its Subsidiaries.

         SECTION 6.08. Third Party Rights. Except as permitted pursuant to
Section 6.07 and with respect to the Merger Consideration deliverable to Merger Consideration Recipients, this Agreement and the other Acquiror Documents and Company Documents shall not create benefits on behalf of any employee, consultant, agent or other representative of any person or entity not party hereto, and this Agreement and the other Acquiror Documents and Company Documents shall be effective only as between the parties hereto, their successors and permitted assigns.

         SECTION 6.09. Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect, and the remaining provisions of this Agreement, shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

         SECTION 6.10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to the choice of law principles thereof that would result in the application of the laws of any other jurisdiction).

         SECTION 6.11. Public Announcements. No party hereto shall make any announcement to the public or their respective "trades", employees, customers or suppliers with respect to this Agreement or the Transaction to which the other parties hereto shall reasonably object (it being acknowledged and agreed by the Company that (i) NHTC may be required under the U.S. Securities Exchange Act of 1934, as amended, to report this Agreement and the Transaction, and (ii) such reporting shall be permitted in all events).

         SECTION 6.12. Remedies. The parties hereto acknowledge that the remedy at law for any breach of their respective obligations to effect the Transaction is and will be insufficient and inadequate and that the parties hereto shall be entitled to equitable relief, in addition to remedies at law. Each party hereto hereby waives the defense that there is an adequate remedy at law in the event of any action to enforce the provisions of this Agreement to effect the Transaction. Without limiting any remedies that any party hereto may otherwise have hereunder or under applicable law in the event that any other party hereto refuses to perform its obligations under this Agreement to consummate the Transaction, such parties shall have, in addition to any other remedy at law or in equity, the right to specific performance.

         SECTION 6.13. Complete Agreement. This Agreement (which includes the Exhibits hereto), together with the Company Documents and Acquiror Documents, contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings among the parties with respect to such matters.

         SECTION 6.14. Headings and References. The Article, Section and Exhibit headings in this Agreement are for convenience of reference purposes only and shall not control or affect the meaning or construction of any provision of this Agreement. All Article, Section and Exhibit references in this Agreement shall, unless the context otherwise requires, be construed to be references to corresponding Article, Section or Exhibit in or to this Agreement.

         SECTION 6.15. Gender; Singular and Plural. Words of gender or neuter may be read as masculine, feminine or neuter, as required or permitted by the context. Singular and plural forms of defined and other terms herein may be read as singular or plural, as required or permitted by the context.

         SECTION 6.16. Counterparts. This Agreement may be signed in any number of counterpart, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


              [The remainder of this page is intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.


NATURAL HEALTH TRENDS CORP.               MARKETVISION COMMUNICATIONS
                                           CORPORATION



By: /s/ MARK D. WOODBURN                  By: /s/ JOHN CAVANAUGH
    ------------------------------            --------------------------------
    Name:  Mark D. Woodburn                   Name:  John Cavanaugh
    Title: President and CFO                  Title: President




MV MERGERCO, INC.



By: /s/ MARK D. WOODBURN
    ------------------------------
    Name:  Mark D. Woodburn
    Title: CFO and Secretary





          CERTIFICATION PURSUANT TO DELAWARE LAW, SS.SS.251(C) & 252(C)

         I, Mark D. Woodburn, the Secretary of MV MERGERCO, INC. ("MergerCo"), do hereby certify that a majority of the outstanding stock of MergerCo entitled to vote for the adoption of the above Agreement and Plan of Merger, dated as of March 31, 2004, among Natural Health Trends Corp., MergerCo and MarketVision Communications Corporation voted in favor of its adoption.

Dated: March 31, 2004                        /s/ MARK D. WOODBURN
                                             -----------------------------------
                                             Name: Mark D. Woodburn, Secretary

                                   SCHEDULE A


                       Allocation of Merger Consideration
                       ----------------------------------

--------------------------------------------------------------------------------------------------------
                                   Number of
                    Number of      shares of
                     Company         NHTC
                     Shares         Common            Cash
       Name        Surrendered       Stock        Consideration                  Notes
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
J. Cavanaugh         400,000         196,420      $1,093,563.75      $1,093,563.75 - First 6 Month Note

                                                                     $  389,937.60 - Second 6 Month Note

                                                                     $  450,000 - 21 Month Note

--------------------------------------------------------------------------------------------------------
J. Landry             88,889          43,580      $  243,311.25      $243,311.25 - First 6 Month Note

                                                                     $ 86,652.80 - Second 6 Month Note

                                                                     $100,000 - 21 Month Note

--------------------------------------------------------------------------------------------------------
T. LaCore            400,000         450,000      $           0      $      0 - First 6 Month Note

                                                                     $389,937.60 - Second 6 Month Note

                                                                     $450,000 - 21 Month Note

--------------------------------------------------------------------------------------------------------
Total                888,889         690,000      $   1,336,875
--------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                           Form of First 6-Month Note
                           --------------------------

                                 PROMISSORY NOTE
                              (6 Months or Earlier)

[$1,336,875]                                               [March 31, 2004]


         For value received, the undersigned NATURAL HEALTH TRENDS CORP. (hereinafter, "Payor"), hereby promises to pay to the order of [MERGER CONSIDERATION RECIPIENT] (hereinafter, "Payee"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of ________ DOLLARS ($__________), on the earlier of (i) September 30, 2004, and (ii) the first business day following the date that the Payor shall have completed as Qualified Equity Raise (as hereinafter defined) (as the case may be, the "Maturity Date") together with interest from and after the date hereof on the unpaid principal balance outstanding at a rate per annum equal to four percent (4%).

         For purposes of this promissory note (this "Note"), "Qualified Equity Raise" means one or more public offerings and/or private placements consummated by the Payor after the Closing Date of its debt and/or equity securities so as to yield to the Payor, in the aggregate not less than $5,000,000.

         The entire principal amount of and all interest under this Note shall be due and payable in full on the Maturity Date. Payor may prepay this Note at any time in whole, or from time to time in part, without penalty or premium. Any such payment shall be applied first to accrued and unpaid interest hereunder and then to principal.

         This Note is one of the $1,336,875 aggregate principal amount of promissory notes executed and delivered by the Payor to evidence a portion of the Merger Consideration payable pursuant to the terms of that certain Agreement and Plan of Merger dated as of March 31, 2004 (the "Merger Agreement"), among the Payor, MV MergerCo, Inc. and MarketVision Communications Corporation. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Merger Agreement

         If any one or more of the following events of default should occur:

         (a) The Payor shall default in the payment of all or any part of the principal of or interest on this Note or any of the other Promissory Notes when due, and such default shall continue for a period of thirty (30) days after written notice of such default shall be made to Payor;

         (b) The Payor (or any subsidiary thereof) shall default in the payment of all or any part of the obligations under the Employment Agreements when due, and such default shall continue for a period of thirty (30) days after written notice of such default shall be made to Payor (or any such relevant subsidiary thereof);

         (c) The Payor liquidates or dissolves or ceases the conduct of substantially all of its business activities; or

         (d) The Payor shall admit in writing its inability to pay its debts as they mature or shall have made a general assignment for the benefit of creditors or shall have filed a voluntary petition in bankruptcy or for a reorganization or to effect a plan or other arrangement of creditors; or shall have filed an answer to a creditor's petition or other petition filed against it (admitting the material allegations thereof) for an adjudication in bankruptcy or for a reorganization; or shall have applied for or permitted the appointment of a receiver, trustee or custodian for any of its property or assets; or an order shall be entered and shall not be dismissed or stayed within sixty (60) days after its entry approving any petition for a reorganization of the Payor;

then, upon the occurrence of any one or more of such events of default, the unpaid principal balance of and all interest accrued on this Note (and the other Promissory Notes) shall be immediately due and payable, and the unpaid principal balance of and accrued interest on this Note (and the other Promissory Notes) shall thereupon be due and payable without further demand, presentation, protest or further notice of any kind, all of which are hereby waived.

         In the event the Payor shall default in the payment of all or any part of the principal of or interest on this Note when due, and such default continues for a period of ten (10) days after written notice is given to the Payor, the Payor shall make a late payment penalty to the Payee equal to five percent (5%) of the amount of the late payment.

         The Payor shall pay on demand all costs reasonably incurred by the holder hereof in effecting the collection of the principal of and interest on this Note, including the reasonable fees and disbursements of counsel.

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, Payor, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Payee in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Payee of any right or remedy preclude any other right or remedy.

         Notwithstanding anything to the contrary set forth in this Notes, any amounts owing by any Original Holder under Article 6 of the Stockholders Agreement (as such terms are defined in the Merger Agreement) may be satisfied by the Payor (but the Payor shall not be obligated to seek such satisfaction) by setting-off such amounts against amounts owing by the Payor under this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         IN WITNESS WHEREOF, Payor has caused this Note to be duly executed and delivered on the date first above written.


                                       NATURAL HEALTH TRENDS CORP.


                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT B
                                                                       ---------

                              Form of 21-Month Note
                              ---------------------

                                 PROMISSORY NOTE
                                   (21 Months)

$1,000,000                                                   March 31, 2004


         For value received, the undersigned NATURAL HEALTH TRENDS CORP. (hereinafter, "Payor"), hereby promises to pay to the order of [MERGER CONSIDERATION RECIPIENT] (hereinafter, "Payee"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of ________ DOLLARS ($__________), on December 31, 2005 (the "Maturity Date") together with interest from and after the date hereof on the unpaid principal balance outstanding at a rate per annum equal to four and one-half percent (41/2 %).

         No payments of principal or interest shall be due and payable until June 30, 2004 (the "Payment Commencement Date"). On the Payment Commencement Date, all interest accrued under this Note shall be capitalized (that is, added to principal). Payor shall make 18 equal monthly payments consisting of principal and interest calculated on a "straight line" (or "mortgage") amortization basis over a period commencing on the Payment Commencement Date and ending on the Maturity Date.

         The entire principal amount of and all interest under this Note shall be due and payable in full on the Maturity Date. Payor may prepay this Note at any time in whole, or from time to time in part, without penalty or premium. Any such payment shall be applied first to accrued and unpaid interest hereunder and then to principal.

         This Note is one of the $1,000,000 aggregate principal amount of promissory notes (21 months) executed and delivered by the Payor to evidence a portion of the Merger Consideration payable pursuant to the terms of that certain Agreement and Plan of Merger dated as of March 31, 2004 (the "Merger Agreement"), among the Payor, MV MergerCo, Inc. and MarketVision Communications Corporation. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Merger Agreement.

         If any one or more of the following events of default should occur:

         (a) The Payor shall default in the payment of all or any part of the principal of or interest on this Note or any of the other Promissory Notes when due, and such default shall continue for a period of thirty (30) days after written notice of such default shall be made to Payor;

         (b) The Payor (or any subsidiary thereof) shall default in the payment of all or any part of the obligations under the Employment Agreements when due, and such default shall continue for a period of thirty (30) days after written notice of such default shall be made to Payor (or any such relevant subsidiary thereof);

         (c) The Payor liquidates or dissolves or ceases the conduct of substantially all of its business activities; or

         (d) The Payor shall admit in writing its inability to pay its debts as they mature or shall have made a general assignment for the benefit of creditors or shall have filed a voluntary petition in bankruptcy or for a reorganization or to effect a plan or other arrangement of creditors; or shall have filed an answer to a creditor's petition or other petition filed against it (admitting the material allegations thereof) for an adjudication in bankruptcy or for a reorganization; or shall have applied for or permitted the appointment of a receiver, trustee or custodian for any of its property or assets; or an order shall be entered and shall not be dismissed or stayed within sixty (60) days after its entry approving any petition for a reorganization of the Payor;

then, upon the occurrence of any one or more of such events of default, the unpaid principal balance of and all interest accrued on this Note (and the other Promissory Notes) shall be immediately due and payable, and the unpaid principal balance of and accrued interest on this Note (and the other Promissory Notes) shall thereupon be due and payable without further demand, presentation, protest or further notice of any kind, all of which are hereby waived.

         In the event the Payor shall default in the payment of all or any part of the principal of or interest on this Note when due, and such default continues for a period of ten (10) days after written notice is given to the Payor, the Payor shall make a late payment penalty to the Payee equal to five percent (5%) of the amount of the late payment.

         The Payor shall pay on demand all costs reasonably incurred by the holder hereof in effecting the collection of the principal of and interest on this Note, including the reasonable fees and disbursements of counsel.

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, Payor, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Payee in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Payee of any right or remedy preclude any other right or remedy.

         Notwithstanding anything to the contrary set forth in this Notes, any amounts owing by any Original Holder under Article 6 of the Stockholders Agreement (as such terms are defined in the Merger Agreement) may be satisfied by the Payor (but the Payor shall not be obligated to seek such satisfaction) by setting-off such amounts against amounts owing by the Payor under this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         IN WITNESS WHEREOF, Payor has caused this Note to be duly executed and delivered on the date first above written.


                                       NATURAL HEALTH TRENDS CORP.


                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT C
                                                                       ---------

                           Form of Second 6-Month Note
                           ---------------------------

                                 PROMISSORY NOTE
                                   (6 Months)

$[866,528]                                                   March 31, 2004


         For value received, the undersigned NATURAL HEALTH TRENDS CORP. (hereinafter, "Payor"), hereby promises to pay to the order of [MERGER CONSIDERATION RECIPIENT] (hereinafter, "Payee"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of ________ DOLLARS ($__________), on September 30, 2004 (the "Maturity Date") together with interest from and after the date hereof on the unpaid principal balance outstanding at a variable rate per annum equal to four percent (4%).

         Payor shall make six equal monthly payments consisting of principal and interest calculated on a "straight line" (or "mortgage") amortization basis over a period commencing on April 30, 2004 and ending on the Maturity Date.

         The entire principal amount of and all interest under this Note shall be due and payable in full on the Maturity Date. Payor may prepay this Note at any time in whole, or from time to time in part, without penalty or premium. Any such payment shall be applied first to accrued and unpaid interest hereunder and then to principal.

         This Note is one of the $866,528 aggregate principal amount of promissory notes executed and delivered by the Payor to evidence a portion of the Merger Consideration payable pursuant to the terms of that certain Agreement and Plan of Merger dated as of March 31, 2004 (the "Merger Agreement"), among the Payor, MV MergerCo, Inc. and MarketVision Communications Corporation. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Merger Agreement.

         If any one or more of the following events of default should occur:

         (a) The Payor shall default in the payment of all or any part of the principal of or interest on this Note or any of the other Promissory Notes when due, and such default shall continue for a period of thirty (30) days after written notice of such default shall be made to Payor;

         (b) The Payor (or any subsidiary thereof) shall default in the payment of all or any part of the obligations under the Employment Agreements when due, and such default shall continue for a period of thirty (30) days after written notice of such default shall be made to Payor (or any such relevant subsidiary thereof);

         (c) The Payor liquidates or dissolves or ceases the conduct of substantially all of its business activities; or

         (d) The Payor shall admit in writing its inability to pay its debts as they mature or shall have made a general assignment for the benefit of creditors or shall have filed a voluntary petition in bankruptcy or for a reorganization or to effect a plan or other arrangement of creditors; or shall have filed an answer to a creditor's petition or other petition filed against it (admitting the material allegations thereof) for an adjudication in bankruptcy or for a reorganization; or shall have applied for or permitted the appointment of a receiver, trustee or custodian for any of its property or assets; or an order shall be entered and shall not be dismissed or stayed within sixty (60) days after its entry approving any petition for a reorganization of the Payor;

then, upon the occurrence of any one or more of such events of default, the unpaid principal balance of and all interest accrued on this Note (and the other Promissory Notes) shall be immediately due and payable, and the unpaid principal balance of and accrued interest on this Note (and the other Promissory Notes) shall thereupon be due and payable without further demand, presentation, protest or further notice of any kind, all of which are hereby waived.

         In the event the Payor shall default in the payment of all or any part of the principal of or interest on this Note when due, and such default continues for a period of ten (10) days after written notice is given to the Payor, the Payor shall make a late payment penalty to the Payee equal to five percent (5%) of the amount of the late payment.

         The Payor shall pay on demand all costs reasonably incurred by the holder hereof in effecting the collection of the principal of and interest on this Note, including the reasonable fees and disbursements of counsel.

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, Payor, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Payee in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Payee of any right or remedy preclude any other right or remedy.

         Notwithstanding anything to the contrary set forth in this Notes, any amounts owing by any Original Holder under Article 6 of the Stockholders Agreement (as such terms are defined in the Merger Agreement) may be satisfied by the Payor (but the Payor shall not be obligated to seek such satisfaction) by setting-off such amounts against amounts owing by the Payor under this Note.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         IN WITNESS WHEREOF, Payor has caused this Note to be duly executed and delivered on the date first above written.


                                       NATURAL HEALTH TRENDS CORP.


                                       By: /s/
                                           -----------------------------------
                                           Name:
                                           Title: